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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 6, 2001



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


000-24261                                                    68-0140361
(Commission                                                 (IRS Employer
File Number)                                              Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                  94925
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

         On November 6, 2001, we filed with the Securities and Exchange Commission Amendment No. 1 to our registration statement on Form S-3 (Registration No. 333-70624) in which we updated certain risk factors. The full text of the section titled "Risk Factors" in Amendment No. 1 to our registration statement on Form S-3 (Registration No. 333-70624) is incorporated herein by reference.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RESTORATION HARDWARE, INC.



Dated:  November 6, 2001         By: /s/ GARY G. FRIEDMAN
                                     -------------------------------------------
                                     Gary G. Friedman, Chief Executive Officer